EXHIBIT 10.3


                                  March 7, 2002



Mr. Bradford Walker
PrimeSource Surgical, Inc.
Bimeco, Inc.
Ruby Merger Sub, Inc.
3700 E. Columbia Street
Tucson, AZ  85714

Mr. Bradford Walker
PrimeSource Healthcare, Inc.
f/n/a Luxtec Corporation
99 Hartwell Street
West Boylston, MA 01583


     Re: LETTER AGREEMENT DATED AS OF DECEMBER 11, 2001, BY AND AMONG PRIMESOURCE SURGICAL, INC., AS BORROWER, BIMECO, INC., RUBY MERGER SUB, INC. AND PRIMESOURCE HEALTHCARE, INC., AS GUARANTORS, AND CITIZENS BANK OF MASSACHUSETTS, AS SUCCESSOR IN INTEREST TO STATE STREET BANK AND TRUST COMPANY, AS LENDER

Dear Brad:

     Reference is made to that certain Letter Agreement dated as of December 11, 2001 (the "Letter Agreement"), by and among PrimeSource Surgical, Inc. (the "Company"), as borrower, Bimeco, Inc. ("Bimeco"), Ruby Merger Sub, Inc. ("Ruby") and PrimeSource Healthcare, Inc. ("PHI" and together with Bimeco and Ruby, the "Guarantors"), as guarantors, and Citizens Bank of Massachusetts (the "Bank"), as successor in interest to State Street Bank and Trust Company, as lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in that certain Amended and Restated Credit Agreement dated as of June 14, 1999, as amended (the "Credit Agreement") by and among the Bank, the Company and the Guarantors.

     The Bank, the Company and the Guarantors hereby agree that (a) the Deferral Period (as defined in the Letter Agreement) is hereby extended until March 29, 2002 and (b) upon execution of this Letter Agreement, the Company shall pay to the Bank an amendment fee of $12,500.

     In order to induce the Bank to enter into this Extension Letter, the Company and the Guarantors hereby represent and warrant that (a) no Default or

Event of Default under the Credit Agreement exists on the date hereof after giving effect to this Extension Letter (other than the Designated Events of Defaults (as defined in the Letter Agreement) and (b) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof after giving effect to this Extension Letter, with the same effect as if those representations and warranties had been made on and as of the date hereof (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     To the extent not otherwise set forth herein, the Company and the Guarantors hereby remise, release, acquit, satisfy and forever discharge the Bank, its agents, employees, officers, directors, predecessors, attorneys and all others acting on behalf of or at the direction of the Bank, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now have or can, shall or may at any time have against the Bank, its agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Bank ("Releasees"), for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, the Company and the Guarantors waive and affirmatively agree not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (a) the right of the Bank, upon the expiration or termination of the forbearance, to exercise the rights and remedies described in Paragraph K of the Letter Agreement and other rights and remedies described in the Letter Agreement; (b) any provision of this Letter Agreement or the Loan Documents; (c) the liens, pledges, assignments, security interests and other collateral or security granted by the Loan Documents or in this Letter Agreement; or (d) any conduct of the Bank or Releasees.

     This Extension Letter is limited as specified and shall not constitute a modification, amendment or waiver of any provisions of the Credit Agreement (other than as expressly provided for herein) or constitute a course of dealing between the parties.

     This Extension Letter may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which counterpart when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     This Extension Letter shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     From and after the date hereof, all references to the Letter Agreement shall be deemed to be references to the Letter Agreement as modified hereby.

                           [Signature page to follow]

     Please confirm that the foregoing correctly sets forth our agreement by signing and returning the duplicate copy of this Extension Letter enclosed herewith.

                                                  Very truly yours,

                                                  CITIZENS BANK OF MASSACHUSETTS


                                                  By: /s/ Christopher Daniel
                                                     ---------------------------
                                                     Name:  Christopher Daniel
                                                     Title:    Vice President

Accepted and agreed to as of the date first written above:

PRIMESOURCE SURGICAL, INC.


By: /s/ Bradford C. Walker
   -------------------------------------
   Name:        Bradford C. Walker
   Title:       President

BIMECO, INC.


By: /s/ Bradford C. Walker
   -------------------------------------
   Name:        Bradford C. Walker
   Title:       President

RUBY MERGER SUB, INC.


By: /s/ Bradford C. Walker
   -------------------------------------
   Name:        Bradford C. Walker
   Title:       President

PRIMESOURCE HEALTHCARE, INC.
f/n/a/ LUXTEC CORPORATION


By: /s/ Bradford C. Walker
   -------------------------------------
   Name:        Bradford C. Walker
   Title:       President